Exhibit 99.1

News From Aon

Aon and Willis Towers Watson Mutually Agree to Terminate Combination Agreement

DUBLIN, July 26, 2021 – Aon plc (NYSE: AON) and Willis Towers Watson (NASDAQ: WLTW) announced today that the firms have agreed to terminate their business combination agreement and end litigation with the U.S. Department of Justice (DOJ). The proposed combination was first announced on March 9, 2020.

“Despite regulatory momentum around the world, including the recent approval of our combination by the European Commission, we reached an impasse with the U.S. Department of Justice,” said Aon CEO Greg Case. “The DOJ position overlooks that our complementary businesses operate across broad, competitive areas of the economy. We are confident that the combination would have accelerated our shared ability to innovate on behalf of clients, but the inability to secure an expedited resolution of the litigation brought us to this point.”

Case added, “Over the last 16 months, our colleagues have turned potential challenges into opportunities to advance our Aon United strategy. We built on our track record of innovation, continued to deliver industry-leading performance and progress against our key financial metrics and move forward with the strongest colleague engagement and client feedback scores in over a decade. Our respect for Willis Towers Watson and the team members we’ve come to know through this process has only grown.”

“Our team’s resilience and commitment are a source of pride and confidence. They have continued to bring to life Willis Towers Watson’s compelling value proposition to better serve our clients in the areas of people, risk and capital,” said Willis Towers Watson CEO John Haley. “Going forward, our focus remains steadfast on our colleagues, our clients and our shareholders. We believe we are well-positioned to compete vigorously across our businesses around the world and will continue to introduce important innovations to the market. We appreciate and deeply respect all the Aon colleagues we got to know through this process.”

In connection with the termination of the business combination agreement, Aon will pay the $1 billion termination fee to Willis Towers Watson, Willis Towers Watson’s proposed scheme of arrangement has now lapsed, and both organizations will move forward independently. Both firms will provide further financial updates and outlooks on their respective Q2 2021 earnings calls, which take place on July 30 for Aon and August 3 for Willis Towers Watson.

About Aon

Aon plc (NYSE: AON) is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

Follow Aon on Twitter and LinkedIn.

Stay up to date by visiting the Aon Newsroom and hear from Aon’s expert advisors in The One Brief.

Sign up for News Alerts here.

About Willis Towers Watson

Willis Towers Watson is a leading global advisory, broking and solutions company that designs and delivers solutions that manage risk, optimize benefits, cultivate talent and expand the power of capital to protect and strengthen institutions and individuals. Willis Towers Watson has more than 45,000 employees and services clients in more than 140 countries. For more information about Willis Towers Watson, see www.willistowerswatson.com.

Media Contacts

Aon - Nadine Youssef, mediainquiries@aon.com, +1 833 751 8114

Willis Towers Watson - Miles Russell, miles.russell@willistowerswatson.com, +44 (0) 7903262118

Investor Contacts

Aon - Leslie Follmer, investor.relations@aon.com, +1 312 381 3310

Willis Towers Watson - Claudia De La Hoz, Investor_Relations@willistowerswatson.com, +1 215 246 6221

Statements Required by the Irish Takeover Rules

The directors of Aon accept responsibility for the information contained in this document relating to Aon. To the best of the knowledge and belief of the directors of Aon (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of WTW accept responsibility for the information contained in this document relating to WTW. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Safe Harbor Statement

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “looking forward,” “potential,” “probably,” “continue,” “intends,” “anticipates,” “believes,” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. These forward-looking statements include information about the legal action taken by the U.S. Department of Justice regarding the pending combination of Aon and WTW (the “Combination”); Aon’s and WTW’s responses to such action; the possible resolution, legal or otherwise, of such action; expectations related to regulatory approvals of the Combination; the termination of the Business Combination Agreement between Aon and WTW (the “BCA”); the payment of the termination fee under the BCA; and information about possible or assumed future results of operations. All statements other than statements of historical facts that address activities, events or developments that Aon and/or WTW expects or anticipates may occur in the future, including such things as its or their outlook, goals and expectations with respect to performance, business strategies, competitive strengths, goals, plans, references to future successes, the termination of the Combination, the termination of litigation relating to the Combination and payment of the termination fee under the BCA, are forward-looking statements.

By their nature, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. The following factors, among others, could cause actual results to differ from those set forth in or anticipated by the forward-looking statements: the impact of pending or potential lawsuits and other claims against Aon and/or WTW; the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which Aon and/or WTW operates, particularly given the global scope of Aon’s and/or WTW’s businesses and the possibility of conflicting regulatory requirements across jurisdictions in which Aon and/or WTW does business; the impact of any investigations brought by regulatory authorities in the U.S., Ireland, the UK and other countries; general economic, business and political conditions in different countries in which Aon and/or WTW does business around the world (including any epidemic, pandemic or disease outbreak, including COVID-19); the effects of Irish law on Aon’s and/or WTW’s operating flexibility and the enforcement of judgments against Aon and/or WTW; the failure to retain and attract qualified personnel, whether as a result of the failure of the Combination or divestitures planned in connection with the Combination or otherwise; adverse effects on the market price of Aon’s and/or WTW’s securities and/or operating results for any reason, including, without limitation, because of the failure to consummate the Combination or the divestitures that had been proposed to be made in connection with the Combination or the payment of the termination fee under the BCA; the failure to realize the expected benefits of the Combination (including anticipated revenue and growth synergies); significant transaction costs in connection with the terminated Combination, and divestitures that had been planned in connection with the Combination; the potential impact of the termination of the Combination, and divestures planned in connection with the Combination, on relationships, including with suppliers, customers, employees and regulators; and changes in the competitive environment or damage to Aon’s and/or WTW’s reputation.

Any or all of Aon’s and WTW’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s or WTW’s performance. The factors identified above are not exhaustive. Aon, WTW and their respective subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date on which they are made. In addition, results for the year ended December 31, 2020 and the quarter ended March 31, 2021, are not necessarily indicative of results that may be expected for any future period, particularly in light of the continuing effects of the COVID-19 pandemic. Further information concerning Aon, WTW and their respective businesses, including factors that potentially could materially affect Aon’s or WTW’s financial results, are contained in Aon’s and WTW’s respective filings with the Securities and Exchange Commission (the “SEC”). See Aon’s and WTW’s respective Annual Reports on Form 10-K for the year ended December 31, 2020 and their respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 for a further discussion of these and other risks and uncertainties applicable to Aon and WTW and their respective businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Neither Aon nor WTW is under, and each expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon, WTW and/or any person acting on behalf of any of them are expressly qualified in their entirety by the foregoing paragraphs, and the information contained on any websites referenced in this communication is not incorporated by reference into this communication.